UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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JAPAN SMALLER CAPITALIZATION FUND, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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JAPAN SMALLER CAPITALIZATION FUND, INC.
Worldwide Plaza, 309 West 49th Street
New York, New York 10019
NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
November 20, 2023
To the Shareholders of
Japan Smaller Capitalization Fund, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of the Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of Nomura Asset Management U.S.A. Inc., 309 West 49th Street, New York, NY 10019, at 10:30 a.m., Eastern time on November 20, 2023, to consider and vote on the following matters:
1.	To elect five Directors, to serve for a term of one year and until their successors are duly elected and qualify;
2.	To consider and vote upon a shareholder proposal to reduce the ownership threshold required for shareholders to call a special meeting to 10%; and
3.	To transact such other business as may properly come before the Meeting or any adjournments or postponement thereof.
The Board of Directors has fixed the close of business on September 26, 2023 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.
The Board of Directors recommends that shareholders vote FOR the election of each of the Director nominees (Proposal 1) and AGAINST the shareholder proposal to reduce the ownership threshold required for shareholders to call a special meeting to 10% (Proposal 2).
Approval of any one of the proposals is not contingent on the shareholders of the Fund approving the other proposal. If one proposal is not approved by the shareholders of the Fund, the other proposal may still be approved by shareholders of the Fund and be implemented.
Shareholders are cordially invited to attend the Meeting. Shareholders may vote in person at the Meeting or vote by proxy over the Internet, by telephone, or by completing, dating, and signing a proxy card and returning it promptly.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on November 20, 2023: This Notice and the Proxy Statement are available on the Internet at https://www.proxy-direct.com/jof-30946
By order of the Board of Directors,

Neil A. Daniele
Secretary of the Fund

October 10, 2023
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE DATE, SIGN AND RETURN THIS PROXY CARD FOR THE MEETING OR AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THIS PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

JAPAN SMALLER CAPITALIZATION FUND, INC.
Worldwide Plaza, 309 West 49th Street
New York, New York 10019
PROXY STATEMENT
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (or the “Board”) of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), for use at the annual meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of Nomura Asset Management U.S.A. Inc., 309 West 49th Street, New York, NY 10019, at 10:30 a.m., Eastern time on November 20, 2023, and at any adjournments or postponements thereof.
This Proxy Statement, the Notice of Annual Meeting of Shareholders, and the proxy card are first made available to shareholders on or about October 10, 2023. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card or otherwise as provided. Unless instructions to the contrary are marked, proxies will be voted FOR the election of five Directors (Proposal 1), and AGAINST the shareholder proposal to reduce the ownership threshold required for shareholders to call a special meeting to 10% (Proposal 2).
The Board of Directors has fixed the close of business on September 26, 2023 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Shareholders of record on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 28,333,893 shares of common stock.
If the proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification, by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid Internet or telephone vote, or by attending the Meeting and voting in person. Proxies voted through the Internet or by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely attending the Meeting in person without voting will not revoke a valid proxy.
Shareholders may vote on the election of Director nominees (Proposal 1) and the shareholder proposal to reduce the ownership threshold required for shareholders to call a special meeting to 10% (Proposal 2). Approval of any one of the proposals is not contingent on the shareholders of the Fund approving the other proposal. If one proposal is not approved by the shareholders of the Fund, the other proposal may still be approved by shareholders of the Fund and be implemented.
Management of the Fund knows of no business other than that mentioned in Proposal 1 and Proposal 2 of the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy to vote in accordance with their discretion.
The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report succeeding such annual report to shareholders upon request to the Fund by calling toll-free 1-800-833-0018 or by emailing JOFInvestorRelations@nomura-asset.com.

PROPOSAL 1: ELECTION OF DIRECTORS
Rodney A. Buck, David B. Chemidlin, Marcia L. MacHarg, Yuichi Nomoto, and Paige P. Ouimet have been nominated by the Board to serve as Directors for a term of one year and until their successors are duly elected and qualify. Mr. Buck, Mr. Chemidlin, Ms. MacHarg, and Ms. Ouimet are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Mr. Nomoto is an interested Director of the Fund within the meaning of the Investment Company Act.
The Board recommends that shareholders of the Fund vote FOR the election of each director nominee. Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying proxy card to cast each vote FOR the election of each director nominee.
The nominees have indicated an intention to serve if elected and have consented to being named in this Proxy Statement. The Board of Directors knows of no reason why the Director nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend. It is currently expected that any substitute nominee(s) for Mr. Buck, Mr. Chemidlin, Ms. MacHarg, and Ms. Ouimet will similarly not be “interested persons” of the Fund.
Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, subject to any applicable requirements of the Investment Company Act. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the Director in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be elected for one-year terms.
Nominees Proposed for Election as Directors
The following tables contains biographical and other information relating to the nominees for election as Directors of the Fund.

Independent Director Nominees
Name, Address, and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Directorships Held by the Director
Rodney A. Buck (75)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chairman of the Board	Director since 2006 Chairman since 2010	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.	One registered investment company consisting of one portfolio	None

David B. Chemidlin (66)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chairman of the Audit Committee	Since 2006	Owner and President of AbidesWorks LLC (accounting and business support services) since 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016.	One registered investment company consisting of one portfolio	None

Marcia L. MacHarg (74)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director and Chairperson of the Nominating Committee	Since 2013
Partner, Debevoise & Plimpton LLP (an international law firm) from 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College from 2014-2022 and Chair of the Audit Committee of the Board of Trustees from 2016-2022; Member of the Executive Committee of the Friends of Smith College Libraries from 2013-2015.
				One registered investment company consisting of one portfolio	None

Paige P. Ouimet (48)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Director	Since 2021
Kenan-Flagler Business School Professor at the University of North Carolina at Chapel Hill since 2021; Associate Dean of the PhD Program since 2022; Executive Director of the Kenan Institute of Private Enterprise since 2023; Associate Professor from 2016-2020; Assistant Professor from 2008-2015.
				One registered investment company consisting of one portfolio	None
*	Age as of October 10, 2023.
**
If each Director nominee is elected by the shareholders and qualifies, he or she will serve as a Director for a one-year term expiring at the Annual Meeting of Shareholders to be held in 2024 and until his or her successor is elected and qualifies or until his or her earlier resignation or removal. The Nominating Committee of the Fund determined that Mr. Buck was the best qualified candidate to serve an additional year, consistent with the Nominating Committee Charter.

***	Each Independent Director (as defined below) is a member of the Audit, Nominating, and Governance and Compliance Committees of the Fund.

Interested Director Nominee
Name, Address, and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Directorships Held by the Director
Yuichi Nomoto (51)*** Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	President and Director	Since 2019
President and Chief Executive Officer of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”); Head of Global Business Strategy Department of Nomura Asset Management Co., Ltd. (“NAM”) from April 2022 to March 2023; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018.
				One registered investment company consisting of one portfolio	None
*	Age as of October 10, 2023.
**
If the Director nominee is elected by the shareholders and qualifies, he or she will serve as a Director for a one-year term expiring at the Annual Meeting of Shareholders to be held in 2024 and until his or her successor is elected and qualifies or until his earlier resignation or removal.

***	Mr. Nomoto is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with NAM-U.S.A. and NAM.
Information about the Directors’ Experience, Qualifications, Attributes and Skills
The Board believes that each of the Director nominees has the experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors to serve in such capacity in light of the Fund’s business and structure. Each Director has a substantial business and professional background and/or board experience that indicate the Director’s ability to critically review, evaluate, inquire, discuss and respond appropriately to information provided to him or her. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, professional, consulting, public service and/or academic positions; experience from service as a board member of or in a substantial advisory capacity for the Fund; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.
When considering whether nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Fund’s business and structure, the Nominating Committee and the Board of Directors focused on the information discussed in each of the Directors’ individual biographies, as described below:
Rodney A. Buck
The Board of Directors considered Mr. Buck’s strong background in the investment management industry, believing in particular that Mr. Buck’s experience as the chief executive officer of Sentinel Advisors Company and chief investment officer of National Life Group is very valuable to the Fund. Mr. Buck is also currently Chairman of the Dartmouth-Hitchcock Investment Committee, which is responsible for the investment management of sizable endowments and pension funds.
David B. Chemidlin
The Board of Directors considered Mr. Chemidlin’s significant experience, expertise and background with regard to finance, accounting and auditing matters, having been a certified public accountant for the past 25 years. Mr. Chemidlin is the Owner and President of AbidesWorks LLC, an accounting and business support services firm, and served as Corporate Controller for Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016 and Corporate Controller for the Sony Music U.S. Group from 1991-1995, working closely with Sony Japan.
Marcia L. MacHarg
The Board of Directors considered Ms. HacHarg’s substantial knowledge, expertise and judgment obtained through serving as a partner at a major international law firm for 25 years, her professional accomplishments in a wide variety of complex international legal representations, including her deep experience in investment management matters, and her experience serving on the board of trustees and Chair of the Audit Committee of a major private college.
Yuichi Nomoto
The Board of Directors considered Mr. Nomoto’s investment management background, financial skills and Asian investment expertise.
Paige P. Ouimet
The Board of Directors considered Ms. Ouimet’s substantial academic experience, including her position as a Professor of Finance at the Kenan-Flagler business school at the University of North Carolina at Chapel Hill, as well as her collaborative personal qualities. In addition, the Board believes that her extensive expertise in the areas of corporate governance, emerging technologies in financial institutions, and the relevance of environmental, social, and governance factors on financial performance are particularly relevant.
References to the experience, qualifications, attributes and skills of each Director are provided pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Director as having any special expertise or experience, and do not impose any greater duty or liability on any such Director or on the Board.
Leadership Structure and Oversight Responsibilities of the Board of Directors
The Board is responsible for the oversight of the Fund’s operations. The Board has established a Nominating Committee, a Governance and Compliance Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Directors have designated Mr. Buck, an Independent Director, to serve as the Chairman of the Board (the “Chairman”). Mr. Buck has been active in investment management for over 30 years and, as indicated above, previously served as the chief executive officer of an investment advisory subsidiary of a life insurance complex and chief investment officer of the insurance holding company.
The Chairman presides at each Board meeting, establishes the agenda for Board meetings, coordinates with management between Board meetings and acts as the primary liaison between the Independent Directors and Fund management. The Independent Directors believe that the utilization of an independent Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities. The Independent Directors regularly meet in separate meetings as a group and the Chairman plays an important role in communicating with Fund management and in identifying matters of special interest to be addressed by Fund management with the Board. The Chairman may also perform such other functions as may be requested by the Directors from time to time. Designation as Chairman does not impose on such Director any duties or standards greater than or different from other Directors.
The Board of Directors’ risk management role within the Fund is one of informed oversight. The Board has emphasized to Fund management the importance of maintaining vigorous risk management policies and procedures. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Governance and Compliance Committee reviews and makes recommendations to the Board with respect to issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing Fund management.

The Fund’s operations entail a variety of risks including investment risk, counterparty risk, valuation risk, risk of operational failure or lack of business continuity, cybersecurity risk and legal, compliance and regulatory risks. Through processes and procedures implemented by the Fund, Fund management identifies key risks that may affect the Fund and brings these risks to the attention of the Board of Directors at Board meetings, as needed. The Board’s oversight function is facilitated by management reporting processes that are designed to provide transparency to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Chief Compliance Officer of the Fund and NAM-U.S.A. as well as various personnel of the manager and other service providers such as the Fund’s independent accountants, make periodic reports to the Board and appropriate committees with respect to various aspects of risk management, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. For example, the Board reviews annually the Fund’s and service providers’ internal controls with respect to cybersecurity and privacy matters, and ESG policies. In addition, the Audit Committee discusses the Fund’s risk management and controls over financial reporting with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not of active involvement in the day-to-day risk management activities of the Fund. The Board reviews its role in overseeing the Fund’s risk management from time to time and may make changes in its discretion at any time.
Additional Information Concerning Directors
Committees and Directors’ Meetings. The current Directors attended at least 75% of the aggregate number of meetings of the Board of Directors held during the fiscal year ended February 28, 2023. The Independent Directors attended at least 75% of the aggregate number of meetings of each Committee held during the fiscal year. The Independent Directors retain independent legal counsel to assist them in connection with their duties in considering the Fund’s management and investment advisory contracts between NAM-U.S.A. and its affiliates and for such other legal matters as the Independent Directors request.
Board Committees
The Board of Directors has a standing Audit Committee, a standing Governance and Compliance Committee, and a standing Nominating Committee, each of which consists only of all of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards.
Each of the Board committees is chaired by a Director that is not an “interested person” (as that term is defined in the Investment Company Act) of the Fund (each an “Independent Director”).
The charters of the three standing committees of the Board and the Special Committee are available in the “Literature” section of NAM-U.S.A.’s website at https://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof
The principal responsibilities of the Audit Committee, the Governance and Compliance Committee, the Nominating Committee and the Special Committee are described below.
Audit Committee; Report of the Audit Committee. The following is a report by the Fund’s Audit Committee issued as of the date of this Proxy Statement regarding the responsibilities and functions of the Audit Committee.
Pursuant to the Audit Committee Charter, the Audit Committee’s principal responsibilities are to: (i) oversee the Fund’s independent accountants and the annual audits of the Fund’s financial statements; (ii) approve all audit engagements, fees and terms for the Fund; (iii) meet with the independent accountants at least annually (in a confidential meeting to the extent determined by the Audit Committee Chairman) to review the conduct and results of each audit and discuss the audited and unaudited financial statements, including those matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees (“AS No. 1301”), and any other communications required to be discussed with the Audit Committee pursuant to applicable laws and regulations; (iv) evaluate the independence and objectivity of the independent accountants, including obtaining a formal written statement delineating all relationships between the independent accountants and the Fund and any service providers consistent with the rules of the PCAOB; and (v) oversee and receive reports on the Fund’s financial reporting process and resolve any disagreements between Fund management and the independent accountants regarding financial reporting.

The Fund’s Board of Directors has determined that David B. Chemidlin is an “audit committee financial expert” and “independent,” as such terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.
In connection with the audit of the Fund’s financial statements for its fiscal year ended February 28, 2023, the Audit Committee received written disclosures and the letter required by Rule 3526 of the PCAOB from Ernst & Young LLP (“E&Y”), the Fund’s independent accountants, and discussed with E&Y certain matters required to be discussed under AS No. 1301. At a meeting held on April 26, 2023, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and E&Y. The Audit Committee also discussed with E&Y their independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to shareholders for the fiscal year ended February 28, 2023.
Activities carried out under the Audit Committee Charter include the pre-approval of (a) all auditing services to be provided to the Fund by the Fund’s independent accountants; (b) all non-audit services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) non-audit services to be provided to the Fund’s manager (and any entity controlling, controlled by or under common control with the manager that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.
Nominating Committee; Consideration of Potential Director Nominees. The principal purpose of the Nominating Committee is to identify, evaluate, select, appoint or nominate candidates to fill vacancies among the Independent (i.e., non-interested) Directors of the Fund. The Nominating Committee is also responsible for nominating those Independent Directors to be included as nominees of the Board in the Fund’s proxy materials. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s manager and its affiliates and other principal service providers. The Nominating Committee reviews periodically the size and composition of the Board of Directors as a whole and recommends, if necessary, measures to be taken so that the Board of Directors reflects the appropriate size, balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by the Investment Company Act and New York Stock Exchange listing standards. The Nominating Committee periodically reviews director compensation and will recommend any appropriate changes to the Board. Ms. MacHarg is the Chairperson of the Nominating Committee.
The Nominating Committee may consider potential director candidates recommended by Fund shareholders taking into account the same criteria applied to candidates identified by the Nominating Committee. Candidates must not be “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the Investment Company Act and must qualify as “independent” as defined in the New York Stock Exchange listing standards. In considering candidates recommended by Fund shareholders, the Nominating Committee will take into account the provisions of the Nominating Committee’s charter and the objectives of the shareholders in submitting the candidate’s name for consideration and whether or not such objectives are consistent with the interests of all shareholders. The Nominating Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the SEC’s nominee information requirements found in Regulation 14A of the 1934 Act, as amended from time to time.
Shareholders may recommend potential director candidates to the Nominating Committee, which will be considered in the same manner as recommendations from other sources. To formally nominate a director for election, a shareholder must substantiate compliance with the requirements set forth in the Fund’s Bylaws at the time of submitting their proposed director candidate to the attention of the Nominating Committee’s Chairperson. Notice to the Nominating Committee’s Chairperson should be provided in accordance with the deadline specified in the Fund’s Bylaws and include the information required by the Fund’s Bylaws.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. Generally, the Nominating Committee meets at least annually to identify and evaluate nominees for Director and to make its recommendations to the Board. The Nominating Committee meets more frequently if vacancies on the Board occur during a given year or to select a new nominee to stand for election at the annual meeting. The Nominating Committee has adopted the following criteria for selecting, and appointing or nominating Independent Directors:
1.	The candidate must not be an “interested person” of the Fund and shall be “disinterested” in terms of both the letter and spirit of the Investment Company Act.
2.
The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund shareholders.

3.
The candidate must have substantial expertise, experience or relationships relevant to the business of the Fund, and/or knowledge of investments and finance. Knowledge of and experience in the Asia Pacific region are desirable attributes.

4.	The candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of Directors as a whole.
5.
At least one Independent Director must qualify as an “audit committee financial expert,” as such term is defined in Item 401 of Regulation S-K and as further specified in the Audit Committee Charter of the Fund.

6.
The candidate should have the ability to attend at least four in-person regular Board meetings per year and be available to participate by teleconference in meetings of the committees and periodic special meetings of the Fund which may be called upon short notice. The candidate should also be willing and able to travel to Asia to meet with portfolio management teams and investment officers employed by the investment managers for the Fund.

7.
The Independent Directors have adopted a policy that Independent Directors may serve up to age 75. An Independent Director may continue to serve if, in the judgment of the Nominating Committee, he or she continues to meet all of the criteria specified above and is able to participate in meetings of the Board of Directors and carry out his or her responsibilities as an Independent Director of the Fund.

The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. Although the Board does not have a formal diversity policy, the Nominating Committee takes the overall diversity of the Board into account when considering and evaluating potential director candidates. The Board considers diversity in the broadest sense, including business experience, skills, individual characteristics, gender, ethnicity and age. When considering nominees, the Nominating Committee generally evaluates the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the Fund and leadership experience are complementary to the existing Directors’ qualities.
The Nominating Committee met and, after discussion, recommended the nomination and election of Mr. Buck, Mr. Chemidlin, Ms. MacHarg, Mr. Nomoto, and Ms. Ouimet as Directors by the Board and the shareholders of the Fund. The Nominating Committee may modify its policies and procedures for Director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.
Governance and Compliance Committee. The principal purpose of the Governance and Compliance Committee is to monitor the procedures of the Board and its committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. This committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Governance and Compliance Committee also oversees the Fund’s compliance policies and procedures and those of its service providers adopted pursuant to Rule 38a-1 under the Investment Company Act, including recommending to the Board of Directors the designation of the person to serve as the Fund’s Chief Compliance Officer. The Governance and Compliance Committee oversees the annual self-evaluation of the Independent

Directors of the Fund and will address matters that the committee considers relevant to the Independent Directors’ performance. The Chairman of the Governance and Compliance Committee will also serve as the Chairman of the Board. Mr. Buck is the Chairman of the Governance and Compliance Committee.
Communications with the Board of Directors. Shareholders may send written communications to the Fund’s Board of Directors or to an individual Director by emailing such correspondence to JOFInvestorRelations@nomura-asset.com. Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must continue to meet all the requirements of Rule 14a-8, as amended from time to time. See “Additional Information—Proposals of Shareholders” below.
Director Attendance at Shareholder Meetings. The Fund has no formal policy regarding director attendance at shareholder meetings. However, all members of the Board of Directors then in office attended the Fund’s 2022 Annual Meeting of Shareholders.
Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the officers and directors of the Fund and beneficial owners who own more than 10% of a registered class of the Fund’s equity securities to file reports of beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.
Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and representations from certain persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.
Compensation of Directors. The Fund pays each Independent Director an annual fee of $30,000. In addition, the Fund pays each Independent Director $3,000 per in-person or virtually held meeting attended, $2,000 per telephonic meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board is paid an additional annual fee of $8,000 and the Chairman of the Audit Committee is paid an additional annual fee of $4,000. Such fees and expenses for Independent Directors for the fiscal year ended February 28, 2023 totaled $247,864.
The following table sets forth the aggregate compensation from the Fund (not including expense reimbursements) paid to each Director during the fiscal year ended February 28, 2023. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.
Name of Director	Aggregate Compensation from the Fund Paid to Directors for its Fiscal Year Ended February 28, 2023	Total Compensation from the Fund and Fund Complex Paid to Directors for its Fiscal Year Ended February 28, 2023
Rodney A. Buck	$64,000	$64,000
David B. Chemidlin	$60,000	$60,000
Marcia L. MacHarg	$56,000	$56,000
Paige P. Ouimet	$54,000	$54,000
Yuichi Nomoto	$0	$0

Officers of the Fund. Officers of the Fund are annually elected and appointed by the Directors and hold office during each annual term until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:
Name, Address and Age of Officers*	Position(s) Held with the Fund, Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Yuichi Nomoto (51)	President and Director since 2019
President and Chief Executive Officer of NAM-U.S.A. since 2019; Head of Global Business Strategy Department of NAM from April 2022 to March 2023; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018.

Shinichi Masuda (53)	Vice President since September 2022
Chief Administrative Officer of NAM-U.S.A. since September 2022; Chief Project Manager, Asset Management Research Center of NAM from 2020 to 2022; Managing Director of the Product Planning and Development Department of NAM from 2018 to 2020; General Manager/Deputy General Manager of Nomura Bank (Luxembourg) S.A. from 2012 to 2018.

Michael Morrongiello (64)	Vice President since 2021	Executive Director of NAM-U.S.A. since 2007; Head of Operations of NAM-U.S.A. since 1998.

Maria R. Premole (61)	Vice President since 2013	Vice President in the Business Strategy Department since April 2022; Vice President of NAM-U.S.A. since 2013.

Neil Daniele (63)	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-U.S.A. since 2005 and Managing Director of NAM-U.S.A. since 2007; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. since 2009; Corporate Secretary of NAM-U.S.A. since 2013.

Amy J. Robles (46)	Treasurer since 2013; Assistant Treasurer from 2011-2013	Executive Director of NAM-U.S.A. since 2015; Controller and Treasurer of NAM-U.S.A. since 2013; Vice President of NAM-U.S.A. from 2009-2015.

Yi She (48)	Assistant Treasurer since August 2023	Vice President of NAM-U.S.A. since August 2023; Associate at Goldman Sachs from 2005-2023.
*	Age as of October 10, 2023. The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.
**	Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership. Information relating to the share ownership by each Director and Director Nominee as of September 26, 2023 is as follows:
Name of Current Director and Director Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Funds in the Fund Complex Overseen by Current Director and Director Nominees
Rodney A. Buck	$100,001-$150,000	$100,001-$150,000
David B. Chemidlin	$0-$10,000	$0-$10,000
Marcia L. MacHarg	$10,001-$50,000	$10,001-$50,000
Yuichi Nomoto	None	None
Paige P. Ouimet	None	None
As of September 26, 2023, the current Directors and officers of the Fund as a group (eleven persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. Additionally, the Fund’s investment manager, NAM-U.S.A., owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, all of the officers of the Fund as a group (seven persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A. and NAM.

PROPOSAL 2:

REDUCE THE OWNERSHIP THRESHOLD REQUIRED FOR SHAREHOLDERS
TO CALL A SPECIAL MEETING TO 10%
Kenneth Steiner has advised the Fund that he or his representative intends to present the following shareholder proposal at the Meeting. The Fund will provide Mr. Steiner’s address and share ownership information to a shareholder upon oral or written request directed to the Secretary of the Fund.
The vote on the shareholder proposal is advisory and will not create any binding obligation on the Board. The Board will consider the voting results on this proposal when determining whether to take any action related to this proposal following the Meeting.
In accordance with SEC rules, we have set forth below the shareholder proposal, along with the supporting statement, as provided by the shareholder proponent. The Fund is not responsible for any inaccuracies it may contain. The shareholder proposal will be voted on at the Meeting only if properly presented by or on behalf of the proponent. As explained below, our Board unanimously recommends that you vote “AGAINST” the shareholder proposal.
Proposal 2 – Adopt a Shareholder Right to Call a Special Shareholder Meeting

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting (or the lowest percentage according to state law).
Calling for a special shareholder meeting is hardly ever used by shareholders but the main point of the right to call for a special shareholder meeting is that it gives shareholders at least significant standing to engage effectively with management.
Management will have an incentive to genuinely engage with shareholders instead of stonewalling if shareholders have a realistic Plan B option of calling a special shareholder meeting. Often the management of a company will claim that shareholders have multiple means to communicate with management - but in most cases these low impact means are as effective as mailing a post card to the CEO. A reasonable shareholder right to call a special shareholder meeting is an important step for effective shareholder engagement with management.
The proposal would provide stockholders with the opportunity to call a special shareholder meeting to advise the Board of Directors of their serious concerns regarding the underperformance of the Fund’s investment manager, Nomura Asset Management and introduce appropriate proposals in an effort to turnaround the underperformance of the Fund.
Nomura Asset Management’s underperformance over the life of the Fund has been extremely disappointing. The Fund’s $15 price in 1990 speaks for itself.
This underperformance, which spans the life of the Fund, shows no signs of improving and seems to necessitate change beginning with the replacement of the party responsible for the Fund’s underperformance, Nomura Asset Management.
At the 2022 Fund annual meeting Fund shareholders voted on this proposal:
“RESOLVED, that the stockholders of Fund hereby request that the Board of Directors immediately establish a special committee consisting solely of independent directors to investigate suitable alternatives to replace the Fund’s current investment manager, Nomura Asset Management U.S.A. Inc.”
In response to the above 2022 proposal the special committee of the Board issued a standstill report with a mere 94-words of analysis. This is clear evidence that Fund shareholders need the right to call a special shareholder meeting to address the underperformance of the Fund.
Please vote yes:
Adopt a Shareholder Right to Call a Special Shareholder Meeting – Proposal 2

Statement in Opposition to Proposal 2
The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal, for the reasons set forth below.
Our Shareholders Already Have a Right to Call Special Meetings
The Board recognizes the importance of having in place strong corporate governance practices designed to ensure that the Fund is responsive to the concerns of its shareholders. Our Amended and Restated Bylaws already provide that shareholders who together hold at least a majority of all the votes entitled to be cast on such matter can call a special meeting. Because the Fund has several large holders of our common stock, the top three holders of our common stock, acting together, would exceed this majority threshold.
The Fund’s existing special meeting ownership threshold avoids wasteful expenditure of time and resources on special meetings that may promote agenda items unlikely to receive sufficient shareholder support to pass. A lower threshold may result in frequent special meetings that are unlikely to effect any change, and it is in the best interest of the Fund and of all our shareholders to avoid such undue expense and disruption to the Fund.
A 10% Ownership Threshold Could Give a Small Group of Shareholders with Special Interests a Disproportionate Amount of Influence Over the Fund’s Affairs
Special meetings should only be utilized for out of the ordinary circumstances that are time sensitive and of interest to all or most of our shareholders and not for business that can be more appropriately addressed through other available means. Reducing the threshold to call a special meeting to 10% could lead to abuse by a small minority of self-interested shareholders with special interests and individual agendas who may call special meetings to pursue matters that may not be in the best interests of the Fund and of all our shareholders generally.
The inability of a special meeting proponent to convince holders of at least a majority of the Fund’s common stock to support a special meeting could provide a strong indication that our shareholders are not interested in the topic, do not believe that the proposed action requires immediate attention, or do not think a special meeting is warranted. When important matters are brought to the attention of the Board, it considers the issues carefully and determines a recommended course of action for shareholder consideration, including calling a special meeting, if appropriate.
Unlike a shareholder with a special interest or agenda, our directors have a fiduciary duty to represent the best interests of all our shareholders and are mindful of that duty in determining whether to call a special meeting.
The Proposal May Require the Fund to Commit Substantial Time and Resources to Prepare for and Conduct Special Meetings.
Convening a special meeting is a significant undertaking that requires a substantial amount of the Fund’s time, energy, and resources. In connection with convening a special meeting, the Fund must pay to print, prepare, and distribute legal disclosure documents to shareholders and solicit proxies, among other things. Additionally, management would be required to divert time from charting the Fund’s long-term strategy and operating its business to prepare for and conduct the special shareholder meeting. Similarly, the Board would be required to devote time and attention to the special shareholder meeting in its oversight role. Because of the burdens and risks such special meetings pose – especially with a threshold as low as 10% – the Board believes that a special meeting should only be undertaken when the Board, while exercising its fiduciary duties and taking into account the interests of all of the Fund’s shareholders, or a sufficient mass of shareholders representing the threshold required for shareholder action to pass, determines that waiting until the Fund’s next annual meeting to have shareholders consider a matter is not appropriate and that a special meeting is required.
We Have Established Robust Governance Practices and Mechanisms to Ensure Accountability and Responsiveness of the Board and Management to Shareholders
The Board believes a lower special meeting threshold is not necessary because the Fund already provides shareholders with the ability to voice their opinions and ensure Board accountability and responsiveness to shareholders. Shareholders have several avenues to engage with the Fund and express their views between annual meetings through communications with the shareholder services team or communications to the Board itself, as further described in the section of this proxy statement titled “Communications with the Board of Directors.”

We also have regular dialogue with our large shareholders regarding important issues relating to our business.
The Fund has numerous corporate governance policies and practices that reinforce such accountability and responsiveness. In addition, the Fund maintains the following governance best practices to enhance Board and management accountability to shareholders:
•	We have a declassified Board, in which all of our directors are elected annually.
•	We have an independent Board Chairman.
•	The Board is currently comprised of a majority of independent directors (4 of 5 directors are not “interested persons” of the Fund within the meaning of the Investment Company Act).
•	The Nominating Committee uses the same criteria for evaluating director candidates identified by shareholders as it does for candidates identified by other sources.
•	The Governance and Compliance Committee oversees an annual self-evaluation of independent directors of the Board.
•	The Fund has a majority voting standard for director elections.
•	We do not have a “poison pill,” which is a defensive tactic used by a company’s board of directors against a takeover.
•	Shareholders may voice their concerns and ask questions during the Fund’s annual meetings.
Certain Statements in the Shareholder Proposal Are Misleading.
We believe that certain assertions made in the shareholder proposal and supporting statement are misleading. The shareholder proposal contains a number of assertions that mispresent the rights that our shareholders have to call a special meeting. For example, the language of the proposal suggests that the Fund does not already afford shareholders the right to call special meetings. It states that the proposal is needed to “provide stockholders with the opportunity to call a special shareholder meeting...” However, as discussed above, the Fund’s Bylaws unambiguously provide that special meetings may be called at the request of holders of not less than a majority of all the votes entitled to cast on such matter at such meeting.
The proponent also states in his supporting statement that the Board’s response to the 2022 shareholder proposal is “evidence” that a special meeting right is needed. However, the Board proactively responded to the proposal by taking the steps requested by the 2022 shareholder proposal, even before the proposal went to a vote at the 2022 annual meeting of shareholders. In addition, the majority of the shareholders of the Fund represented at the 2022 annual meeting demonstrated support for the Board’s actions by voting against the 2022 shareholder proposal.
In September 2022, the Board established a special committee of independent directors to investigate suitable alternatives to replace the Fund’s current investment manager. As disclosed in The Report of Special Committee of Independent Directors of the Fund—which was filed as an exhibit to the Fund’s current report on Form 8-K filed on March 8, 2023— based on a thorough consideration of potential suitable alternatives to the Fund’s investment manager, the special committee found no alternative manager to be as suitable and capable to manage the Fund as are NAM-USA and NAM-Tokyo. This conclusion was buttressed by the special committee’s analysis of the investment manager’s strong and deep Japanese small capitalization equity research capability, Japanese equity trading capacity, long experience managing closed-end funds (such as the Fund) in the United States, clear and timely reporting to the Board, as well as strong demonstrated compliance, US regulatory reporting, cybersecurity and risk management policies and procedures. In addition, the special committee has addressed the Fund’s performance directly and clearly with NAM-USA and NAM-Tokyo, and the Board continues to do so. In particular, the Fund recently replaced its lead portfolio manager to address prior performance challenges.
For these reasons, the Board unanimously recommends a vote “AGAINST” this shareholder proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
Allspring Global Investments Holdings, LLC, Allspring Global Investments, LLC, and Allspring Funds Management, LLC (collectively “Allspring”) have reported aggregate beneficial ownership of 6,372,534 shares of Common Stock of the Fund as of December 31, 2022. Allspring is located at 525 Market Street, 10th Floor, San Francisco, CA 94105.
1607 Capital Partners, LLC (“1607 Capital”) has reported beneficial ownership of 4,873,763 shares of Common Stock of the Fund as of December 31, 2022. 1607 Capital is located at 13 S. 13th Street, Suite 400, Richmond, VA 23219.
City of London Investment Management Company Limited (“City of London”) has reported beneficial ownership of 4,547,676 shares of Common Stock of the Fund as of December 31, 2022. City of London is located at 77 Gracechurch Street, London EC3V 0AS, England.
Lazard Asset Management LLC (“Lazard”) has reported beneficial ownership of 3,505,260 shares of Common Stock of the Fund as of December 31, 2022. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.
To the knowledge of the management of the Fund, based on SEC filings as of January 9, 2023, February 14, 2023, February 13, 2023, and March 8, 2023, respectively, the investors named above are the only beneficial owners of more than 5% of the Fund’s outstanding shares as of the Record Date. No filings on Schedule 13D or 13G have been made with respect to any period subsequent to the last such date, and the share ownership information does not reflect any transactions that may have occurred after such date.
Name of Beneficial Owner	Shares of Common Stock of the Fund Beneficially Owned	Percent of Common Stock of the Fund Beneficially Owned
Allspring Global Investments Holdings, LLC; Allspring Global Investments, LLC; and Allspring Funds Management, LLC	6,372,534*	22.49%
1607 Capital Partners, LLC	4,873,763*	17.20%
City of London Investment Management Company Limited	4,547,676*	16.05%
Lazard Asset Management LLC	3,505,260*	12.37%
*	As of December 31, 2022.
INDEPENDENT ACCOUNTANTS’ FEES
The SEC’s auditor independence rules require the Fund’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.
The pre-approval policy of the Audit Committee requires that all services provided by the independent registered public accounting firm to the Fund be pre-approved by the Audit Committee or one or more members of the Audit Committee designated by the Audit Committee. The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered by the Fund’s principal accountant to NAM-U.S.A. and any entity controlling, controlled by, or under common control with NAM-U.S.A. that provides ongoing services to the Fund (“Service Affiliates”) during the Fund’s most recent fiscal year which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Fund’s principal accountant’s independence. All services provided by the Fund’s principal accountant to the Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

A representative from E&Y is expected to be present at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions. The aggregate fees billed to the Fund by E&Y were as follows:
Fiscal Year End	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
February 28, 2023	$104,500	$0	$26,016	$0
February 28, 2022	$99,750	$0	$25,166	$0
Audit fees include fees related to the audit of the Fund’s annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements. Tax fees include fees for tax compliance, tax advice, and tax planning services.
Non-audit fees billed by E&Y for services rendered to NAM-U.S.A. and Service Affiliates were $1.5 million for the fiscal year ended March 31, 2023 and $2.9 million for the fiscal year ended March 31, 2022. These amounts represent aggregate fees paid for audit related services, tax compliance, tax advice and tax planning services and other advisory services concerning risk management and regulatory matters rendered by E&Y to Service Affiliates.

GENERAL INFORMATION
Quorum
The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund’s shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. No additional notice, other than announcement at the Meeting, will be provided to shareholders in the event the Meeting is adjourned unless otherwise required by Maryland law.
Voting
You may vote your shares by Internet, by telephone, by mail or by attending the Meeting and voting during the Meeting. Please refer to your proxy card or voting instructions from your broker-dealer for more information on how to vote.
All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions of the proxies. If a properly executed proxy is received with no voting selections indicated, the shares will be voted FOR the election of each of the Director nominees (Proposal 1) and AGAINST the shareholder proposal to reduce the ownership threshold required for shareholders to call a special shareholder meeting to 10% (Proposal 2).
The election of the Directors to the Board (Proposal 1) requires the affirmative vote of a majority of the votes entitled to be cast in the election of directors.
Approval of the shareholder proposal to lower the ownership threshold required for shareholders to call a special meeting to 10% (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting.
A previously submitted proxy may be revoked at any time prior to being voted at the Meeting by submitting a written notification to the Secretary of the Fund, by the execution and delivery of a later-dated proxy, by the Fund’s receipt of a subsequent valid Internet or telephone vote, or by attending the Meeting and voting virtually. Please note that merely virtually attending the Meeting without voting will not revoke a previously submitted valid proxy.
Broker Non-Votes and Abstentions
Brokers-dealers may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions. A broker non-vote occurs when shares held by a broker-dealer are voted on at least one matter at the Meeting (and therefore present for quorum purposes) but such shares are not voted on another matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter and the broker-dealer does not have discretionary authority to vote on such matter without voting instructions.
Under the rules of the New York Stock Exchange applicable to companies registered under the Investment Company Act, the election of Directors of the Fund is considered a “routine” matter and brokers may exercise discretionary voting authority with respect to the election of directors. Accordingly, there will not be any broker non-votes on the election of Director nominees (Proposal 1). Abstentions will have the same impact as votes “against” on the voting results for the election of Director nominees.
With respect to “non-routine” matters, broker-dealers are not permitted to vote shares for a beneficial owner without timely received voting instructions. Proposal 2 to be presented at the Meeting is considered non-routine.
Broker non-votes and abstentions will have no impact on the voting results for the shareholder proposal to reduce the ownership threshold required for shareholders to call a special meeting to 10% (Proposal 2) because broker non-votes and abstentions will not be counted as votes cast. Like broker non-votes, abstentions will be counted for quorum purposes.

Householding
The SEC has adopted rules that permit investment companies, such as the Fund, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the shareholders of the Fund.
If you participate in householding and unless the Fund has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address. If you want to receive multiple copies of these materials or request householding in the future, please contact the Fund at the address and/or telephone number set forth above. Individual copies of reports will be sent to you within 30 days after the Fund receives your request to stop householding.
Miscellaneous
The expense of preparation, printing and mailing of the proxy materials will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Computershare Trust Company, N.A. (“Computershare”), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for an estimated fee of $11,831, plus reimbursement of expenses. Computershare is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.
Other Matters
With regard to any other business matters that may properly come before the Meeting, it is the intention of the persons named in the proxy to vote in accordance with their discretion.
Address of the Manager and the Investment Adviser
The address of NAM-U.S.A. is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316. The address of NAM is 2-2-1, Toyosu, Koto-ku, Tokyo 135-0061, Japan.
Shareholder Proposals
Any proposal by a shareholder intended to be included in the proxy materials for the next annual meeting of shareholders of the Fund, which is expected to be held in November 2024, must be received by the Fund no later than June 12, 2024 and must otherwise comply with the requirements set forth in Rule 14a-8 under the Exchange Act. Written proposals with regard to the Fund should be emailed to the Secretary of the Fund at JOFInvestorRelations@nomura-asset.com
The Fund’s Bylaws require that any director nominations or other business to be properly brought before an annual meeting by a shareholder (outside of the process set forth in Rule 14a-8) must be received by the Fund not before June 12, 2024 and not later than July 12, 2024, and must otherwise comply with the requirements set forth in the Fund’s Bylaws. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Fund’s nominees must provide notice to the Fund that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 21, 2024. Such proposals, nominations and universal proxy notices with regard to the Fund should be emailed to the Secretary of the Fund at JOFInvestorRelations@nomura-asset.com
By order of the Board of Directors,

Neil A. Daniele
Secretary of the Fund

October 10, 2023

JAPAN SMALLER CAPITALIZATION FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY

JAPAN SMALLER CAPITALIZATION FUND, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 20, 2023

This Proxy is solicited on Behalf of the Board of Directors. The undersigned shareholder of Japan Smaller Capitalization Fund, Inc., a Maryland corporation, appoints Neil A. Daniele and Maria R. Premole as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Shareholders (the “Annual Meeting”) to be held at the offices of Nomura Asset Management U.S.A. Inc., 309 West 49th Street, New York, New York, 10019 on November 20, 2023, at 10:30 Eastern time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “**FOR**” the election of the nominees for director, “**AGAINST**” proposal 2, and, in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

JOF_33543_092023

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Tuesday, November 20, 2023.
The Notice of Annual Meeting of Shareholders and Proxy Statement are available at:
https://www.proxy-direct.com/jof-33543

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE DIRECTOR NOMINEES AND "AGAINST" PROPOSAL 2.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals

	FOR	AGAINST	ABSTAIN
01. Rodney A. Buck	☐	☐	☐
02. David B. Chemidlin	☐	☐	☐
03. Marcia L. MacHarg	☐	☐	☐
04. Yuichi Nomoto	☐	☐	☐
05. Paige P. Ouimet	☐	☐	☐

In the discretion of such proxies, upon other business as may properly come before the meeting or any adjournments or postponements thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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